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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 4, 2002
                                                         ----------------


                           PENN NATIONAL GAMING, INC.
                       -----------------------------------
                 (Exact Name of Registrant Specified in Charter)


               PENNSYLVANIA          0-24206          23-2234473
             --------------------------------------------------------
             (State or Other    (Commission File   (I.R.S. Employer
             Jurisdiction of         Number)      Identification No.)
             Incorporation)



             825 Berkshire Boulevard
                   Wyomissing, PA                                   19610
-------------------------------------------------           -------------------
   (Address of Principal Executive Offices)                       (Zip Code)




       Registrant"s telephone number, including area code: (610) 373-2400
                                                           ---------------



                                 Not Applicable
                            ------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

      The registrant hereby incorporates by reference the press release dated February 4, 2002, attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(c)   Exhibits.

   Exhibit
   Number        Description
   -------       -----------
      99.1       Press Release - Penn National Gaming Provides Guidance for 2002




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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PENN NATIONAL GAMING, INC.
                                            (Registrant)


                                     By  /s/ Joseph A. Lashinger, Jr.
                                        ----------------------------------------
                                        Joseph A. Lashinger, Jr.
                                        Vice President and General Counsel


Dated:  February 7, 2002


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                                    EXHIBIT INDEX

     Exhibit
     Number      Description
     -------     -----------

      99.1       Press Release - Penn National Gaming Provides Guidance for 2002